Q1 2026 Supplemental | Page 1 Table of Contents Conference Call 1-800-836-8184 | ID – EastGroup April 23, 2026 10:00 a.m. Eastern Time webcast available at EastGroup.net SUPPLEMENTAL INFORMATION March 31, 2026 A ris ta 3 6 B us in es s Pa rk , D en ve r, CO

Q1 2026 Supplemental | Page 2 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Components of Net Asset Value ............................................................................ 22 Outlook for 2026 .................................................................................................... 23 Glossary of REIT Terms ........................................................................................ 24 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions and conflicts; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events, such as escalation or expansion of the war in the Middle East, other acts of war, civil unrest or terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2026, whether as a result of new information, future events or otherwise.

Q1 2026 Supplemental | Page 3 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2026 December 31, 2025 ASSETS Real estate properties 6,063,923$ 5,989,788 Development and value-add properties 698,412 710,200 6,762,335 6,699,988 Accumulated depreciation (1,608,368) (1,583,532) 5,153,967 5,116,456 Real estate assets held for sale 1,352 - Unconsolidated investment 6,885 7,007 Cash and cash equivalents 31,358 1,007 Other assets, net 296,702 307,337 TOTAL ASSETS 5,490,264$ 5,431,807 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (2,347)$ 16,249 Unsecured debt, net of debt issuance costs 1,611,303 1,611,026 Accounts payable and accrued expenses 169,414 169,945 Other liabilities 134,914 137,999 Total Liabilities 1,913,284 1,935,219 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 53,755,161 shares issued and outstanding at March 31, 2026 and 53,348,800 at December 31, 2025 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 4,014,198 3,946,792 Distributions in excess of earnings (447,946) (458,953) Accumulated other comprehensive income 10,336 8,357 Total Stockholders' Equity 3,576,593 3,496,201 Noncontrolling interest in joint ventures 387 387 Total Equity 3,576,980 3,496,588 TOTAL LIABILITIES AND EQUITY 5,490,264$ 5,431,807

Q1 2026 Supplemental | Page 4 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2026 2025 REVENUES Income from real estate operations 190,234$ 172,644 Other revenue 22 1,805 190,256 174,449 EXPENSES Expenses from real estate operations 50,523 46,760 Depreciation and amortization 55,497 52,520 General and administrative 7,616 7,954 Indirect leasing costs 225 263 113,861 107,497 OTHER INCOME (EXPENSE) Interest expense (9,079) (8,025) Gain on sales of real estate investments 24,885 - Other income 2,423 510 NET INCOME 94,624 59,437 Net income attributable to noncontrolling interest in joint ventures - (14) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 94,624 59,423 Other comprehensive income (loss) — interest rate swaps 1,979 (6,927) TOTAL COMPREHENSIVE INCOME 96,603$ 52,496 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.77$ 1.14 Weighted average shares outstanding — Basic 53,451 51,965 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.77$ 1.14 Weighted average shares outstanding — Diluted 53,546 52,028 March 31, Three Months Ended

Q1 2026 Supplemental | Page 5 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2026 2025 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 94,624$ 59,423 Depreciation and amortization 55,497 52,520 Company's share of depreciation from unconsolidated investment 31 31 Depreciation and amortization attributable to noncontrolling interest (1) (1) Gain on sales of real estate investments (24,885) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 125,266 111,973 Gain on involuntary conversion and business interruption claims (1,950) (1,763) FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 123,316$ 110,210 NET INCOME 94,624$ 59,437 Interest expense (1) 9,079 8,025 Depreciation and amortization 55,497 52,520 Company's share of depreciation from unconsolidated investment 31 31 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 159,231 120,013 Gain on sales of real estate investments (24,885) - EBITDA FOR REAL ESTATE ("EBITDAre")* 134,346$ 120,013 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.77$ 1.14 FFO attributable to common stockholders* 2.34$ 2.15 FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims* 2.30$ 2.12 Weighted average shares outstanding for EPS and FFO purposes - Diluted 53,546 52,028 (1)  Net of capitalized interest of $5,923 and $5,160 for the three months ended March 31, 2026 and 2025, respectively. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended March 31,

Q1 2026 Supplemental | Page 6 Reconciliations of GAAP to Non-GAAP Measures (continued) (In thousands) (Unaudited) 2026 2025 NET INCOME 94,624$ 59,437 Gain on sales of real estate investments (24,885) - Gain on involuntary conversion and business interruption claims (1,950) (1,763) Interest income (195) (232) Other (22) (42) Indirect leasing costs 225 263 Depreciation and amortization 55,497 52,520 Company's share of depreciation from unconsolidated investment 31 31 Interest expense (1) 9,079 8,025 General and administrative expense (2) 7,616 7,954 Noncontrolling interest in PNOI of consolidated joint ventures - (15) PROPERTY NET OPERATING INCOME ("PNOI")* 140,020 126,178 PNOI from 2025 and 2026 acquisitions (2,658) - PNOI from 2025 and 2026 development and value-add properties (4,487) (1,784) PNOI from 2025 and 2026 operating property dispositions (269) (634) Other PNOI 195 258 SAME PNOI (Straight-Line Basis)* 132,801 124,018 Lease termination fee income from same properties (43) (539) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 132,758 123,479 Straight-line rent adjustments for same properties (1,541) (2,998) Acquired leases — Market rent adjustment amortization for same properties (1,369) (1,567) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 129,848$ 118,914 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, (1)  Net of capitalized interest of $5,923 and $5,160 for the three months ended March 31, 2026 and 2025, respectively. (2)  Net of capitalized development costs of $2,339 and $1,954 for the three months ended March 31, 2026 and 2025, respectively. Three Months Ended

Q1 2026 Supplemental | Page 7 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2026 2025 OPERATING ACTIVITIES Net income 94,624$ 59,437 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 55,497 52,520 Stock-based compensation expense 4,159 4,232 Gain on sales of real estate investments (24,885) - Gain on involuntary conversion and business interruption claims (1,950) (1,763) Changes in operating assets and liabilities: Accrued income and other assets 9,768 168 Accounts payable, accrued expenses and prepaid rent 4,467 18,603 Other 666 511 NET CASH PROVIDED BY OPERATING ACTIVITIES 142,346 133,708 INVESTING ACTIVITIES Development and value-add properties (45,312) (56,346) Purchases of real estate properties (38,130) - Real estate improvements (15,623) (19,795) Net proceeds from sales of real estate investments and non-operating real estate 36,291 - Leasing commissions (7,164) (11,085) Proceeds from involuntary conversion on real estate assets 2,143 3,099 Changes in accrued development costs (4,729) 7,209 Changes in other assets and other liabilities 329 804 NET CASH USED IN INVESTING ACTIVITIES (72,195) (76,114) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 111,627 12,406 Repayments on unsecured bank credit facilities (130,472) (12,406) Repayments on unsecured debt - (50,000) Debt issuance costs (19) (91) Distributions paid to stockholders (not including dividends accrued) (83,684) (73,205) Proceeds from common stock offerings 69,300 72,908 Common stock offering related costs (411) (59) Other (6,141) (4,161) NET CASH USED IN FINANCING ACTIVITIES (39,800) (54,608) INCREASE IN CASH AND CASH EQUIVALENTS 30,351 2,986 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 1,007 17,529 CASH AND CASH EQUIVALENTS AT END OF PERIOD 31,358$ 20,515 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $5,923 and $5,160 for 2026 and 2025, respectively 4,430$ 2,970 Cash paid for operating lease liabilities 983 822 SUPPLEMENTAL NON-CASH BALANCES AT END OF PERIOD Development costs payable 10,214$ 22,679 Retainage payable 7,300 11,838 Real estate improvements and capitalized leasing costs payable 8,007 9,593 Dividends payable 84,658 74,153 Three Months Ended March 31,

Q1 2026 Supplemental | Page 8 Same Property Portfolio Analysis (In thousands) (Unaudited) 2026 2025 % Change Same Property Portfolio (1) Square feet as of period end 58,315 58,315 Average occupancy 97.3% 96.1% 1.2% Occupancy as of period end 97.4% 96.6% 0.8% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 180,553$ 169,807 6.3% Less cash received for lease terminations (43) (539) Income excluding lease termination income 180,510 169,268 6.6% Expenses from real estate operations (47,752) (45,789) 4.3% PNOI, excluding income from lease terminations 132,758$ 123,479 7.5% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 177,643$ 165,242 7.5% Less cash received for lease terminations (43) (539) Income excluding lease termination income 177,600 164,703 7.8% Expenses from real estate operations (47,752) (45,789) 4.3% PNOI, excluding income from lease terminations 129,848$ 118,914 9.2% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/25 through 3/31/26. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, Three Months Ended

Q1 2026 Supplemental | Page 9 Additional Financial Information (In thousands) (Unaudited) 2026 2025 Lease income - operating leases 144,013$ 130,066 Variable lease income (1) 46,221 42,578 Income from real estate operations 190,234 172,644 Straight-line rent income adjustment 3,175 3,564 Stock-based compensation expense (4,159) (4,232) Debt issuance costs amortization (545) (466) Gain on involuntary conversion and business interruption claims 1,950 1,763 Acquired leases - market rent adjustment amortization 1,576 1,567 2026 2025 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 53,451 51,965 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 53,451 51,965 Potential common shares: Effect of dilutive securities 95 63 DILUTED SHARES FOR EPS AND FFO 53,546 52,028 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. March 31, Three Months Ended Three Months Ended March 31, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

Q1 2026 Supplemental | Page 10 Financial Statistics ($ in thousands, except per share data) (Unaudited) Quarter Ended 3/31/26 2025 2024 2023 2022 ASSETS/MARKET CAPITALIZATION Assets 5,490,264$ 5,431,807 5,077,476 4,519,213 4,035,837 Equity Market Capitalization 9,949,543 9,503,555 8,317,522 8,754,937 6,451,794 Total Market Capitalization (Debt and Equity) (1) 11,564,543 11,137,400 9,827,522 10,434,937 8,318,835 Shares Outstanding - Common 53,755,161 53,348,800 51,825,798 47,700,432 43,575,539 Price per share 185.09$ 178.14 160.49 183.54 148.06 FFO CHANGE* FFO per diluted share 2.34$ 8.98 8.35 7.79 7.00 Change compared to same period prior year 8.8% 7.5% 7.2% 11.3% 14.9% COMMON DIVIDEND PAYOUT RATIO* Dividend distribution 1.55$ 5.90 5.34 5.04 4.70 FFO per diluted share 2.34 8.98 8.35 7.79 7.00 Dividend payout ratio 66% 66% 64% 65% 67% COMMON DIVIDEND YIELD (2) Dividend distribution 1.55$ 5.90 5.34 5.04 4.70 Price per share 185.09 178.14 160.49 183.54 148.06 Dividend yield 3.3% 3.3% 3.3% 2.7% 3.2% FFO MULTIPLE (3) * FFO per diluted share 2.34$ 8.98 8.35 7.79 7.00 Price per share 185.09 178.14 160.49 183.54 148.06 Multiple 19.8 19.8 19.2 23.6 21.2 INTEREST & FIXED CHARGE COVERAGE RATIO* EBITDAre 134,346$ 506,427 447,186 401,335 337,536 Interest expense 9,079 32,113 38,956 47,996 38,499 Interest and fixed charge coverage ratio 14.8 15.8 11.5 8.4 8.8 DEBT-TO-EBITDAre RATIO (4) * Debt 1,608,956$ 1,627,275 1,503,562 1,674,827 1,861,744 EBITDAre 134,346 506,427 447,186 401,335 337,536 Debt-To-EBITDAre ratio (4) 3.0 3.2 3.4 4.2 5.5 Adjusted debt-to-pro forma EBITDAre ratio (4) 2.4 2.5 2.3 3.2 4.5 DEBT-TO-TOTAL MARKET CAPITALIZATION (1) 14.0% 14.7% 15.4% 16.1% 22.4% ISSUER RATINGS (5) Issuer Rating Outlook Moody's Ratings Baa1 Stable (1) Before deducting unamortized debt issuance costs. (2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share. (3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share. (4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period. (5) During the quarter ended March 31, 2026, Moody's Ratings upgraded EastGroup's issuer rating to Baa1, outlook stable from Baa2, outlook positive. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 3/31/26	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/21/26	
Lease-Up							
Grand West Crossing 2	Houston, TX	97,000	$ 11,136	12,900	04/26	100%	
Texas Avenue 1 & 2	Austin, TX	129,000	20,359	22,500	04/26	71%	
World Houston 46	Houston, TX	181,000	16,765	17,900	04/26	100%	
Arista 36 1-3	Denver, CO	360,000	67,493	80,300	10/26	0%	
Dominguez [2]	Los Angeles, CA	262,000	7,731	9,200	11/26	35%	
Hillside 2	Greenville, SC	141,000	13,351	15,300	11/26	22%	
Crossroads 2	Tampa, FL	203,000	29,863	32,300	12/26	89%	
Gateway Interchange A & B	Phoenix, AZ	137,000	24,803	26,200	02/27	31%	
Gateway Interchange F & G	Phoenix, AZ	224,000	37,510	38,000	03/27	29%	
Total Lease-up		1,734,000	229,011	254,600		45%	Wgt Avg %
Under Construction							
Horizon West 9	Orlando, FL	113,000	9,434	15,900	08/26	100%	
Country Club 5 Expansion	Tucson, AZ	100,000	73	10,600	04/27	100%	
Greenway 100 & 200	Atlanta, GA	289,000	23,821	34,200	05/27	0%	
McKinney 5 & 6	Dallas, TX	161,000	11,855	27,000	08/27	0%	
Station 24 1 & 2	Nashville, TN	180,000	11,416	35,700	08/27	0%	
Crossroads 3	Tampa, FL	156,000	15,276	26,900	10/27	0%	
Braselton 1	Atlanta, GA	205,000	4,957	23,500	12/27	0%	
North Ridge Trail	Orlando, FL	229,000	9,626	33,100	12/27	0%	
Grand West Crossing 3 & 4	Houston, TX	128,000	3,127	18,900	02/28	0%	
Schertz Summit Park 1 & 2	San Antonio, TX	202,000	2,697	27,700	04/28	29%	
Total Under Construction		1,763,000	92,282	253,500		15%	Wgt Avg %
Total Lease-Up and Under Construction		3,497,000	$ 321,293	508,100		30%	Wgt Avg %

Projected Stabilized Yields [3]	Yield
Lease-Up	8.3%
Under Construction	7.5%
Lease-Up and Under Construction	7.9%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 19,517
Sacramento, CA	4	78,000	2,866
San Diego, CA	6	60,000	14,257
Fort Myers, FL	20	210,000	4,270
Miami, FL	24	313,000	28,089
Orlando, FL	24	252,000	10,156
Tampa, FL	125	991,000	44,703
Atlanta, GA	88	916,000	16,084
Charlotte, NC	112	828,000	15,304
Greenville, SC	65	523,000	8,742
Nashville, TN	15	190,000	6,298
Austin, TX	132	1,583,000	55,159
Dallas, TX	119	1,355,000	70,754
Fort Worth, TX	121	1,312,000	35,294
Houston, TX	69	1,013,000	25,984
San Antonio, TX	106	1,322,000	19,642
Total Prospective Development	1,063	11,365,000	377,119
Total Development and Value-Add Properties	1,063	14,862,000	$ 698,412

[1] Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

[2] Represents a redevelopment project.

[3] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Q1 2026 Supplemental | Page 11

Q1 2026 Supplemental | Page 12 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 3/31/26 Date 4/21/26 1st Quarter Denton 35 Exchange 1 & 2 Dallas, TX 244,000 32,998$ 02/26 47% Skyway 1 & 2 Charlotte, NC 318,000 36,304 03/26 54% Total Transferred to Real Estate Properties 562,000 69,302$ 51% Wgt Avg % Projected Stabilized Yield (1) 7.3% (1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Q1 2026 Supplemental | Page 13 Acquisitions and Dispositions Through March 31, 2026 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 02/18/26 Legend Point Logistics Crossing 2 & 3 Jacksonville, FL 177,000 SF 38,130$ Total Acquisitions 177,000 SF 38,130$ Date Property Name Location Size Gross Sales Price 1st Quarter 02/12/26 Shaw Commerce Center Fresno, CA 398,000 SF 37,000$ 24,885 (2) Total Dispositions 398,000 SF 37,000$ 24,885 DISPOSITIONS ACQUISITIONS (2) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. (1) Represents acquisition price plus closing costs. Realized Gain

Q1 2026 Supplemental | Page 14 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2026 2025 Upgrade on acquisitions 41$ 52 Tenant improvements: New tenants 3,873 5,507 Renewal tenants 1,663 1,411 Building improvements 2,109 5,532 Roofs 3,307 5,793 Parking lots 2,074 800 Other 821 1,158 TOTAL REAL ESTATE IMPROVEMENTS (1) 13,888$ 20,253 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 1,509$ 2,087 New tenants 1,564 4,414 Renewal tenants 3,018 4,068 TOTAL CAPITALIZED LEASING COSTS (2)(3) 6,091$ 10,569 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2026 2025 Total Real Estate Improvements 13,888$ 20,253 Change in real estate property payables 1,261 (1,356) Change in construction in progress 474 898 15,623$ 19,795 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2026 2025 Total Capitalized Leasing Costs 6,091$ 10,569 Change in leasing commissions payables 1,073 516 7,164$ 11,085 Three Months Ended March 31, Three Months Ended Three Months Ended March 31, Leasing Commissions on the Consolidated Statements of Cash Flows March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended March 31, 2026	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [1]	Rental Rate Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	22	368	5.1	34.4%	22.3%	$6.74	$4.16	$10.90
Renewal Leases	47	1,680	3.8	37.5%	19.8%	1.20	1.78	2.98
Total/Weighted Average	**69**	**2,048**	**4.1**	**36.8%**	**20.3%**	**$2.20**	**$2.21**	**$4.41**
					Per Year	**$0.54**	**$0.54**	**$1.08**

Weighted Average Retention [4] **83.3%**

	03/31/26	12/31/25	09/30/25	06/30/25	03/31/25
Percentage Leased	96.5%	97.0%	96.7%	97.1%	97.3%
Percentage Occupied	95.9%	96.5%	95.9%	96.0%	96.5%

(1) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Q1 2026 Supplemental | Page 15

EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2026
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2026 [2]	Lease Expirations in Square Feet 2027	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* (excluding income from lease terminations) QTR Cash Basis	Rental Rate Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Rate Change New and Renewal Leases [3] QTR Cash Basis
Texas									
Dallas	6,672,000	11.2%	97.0%	360,000	1,003,000	8.6%	9.3%	66.4%	43.9%
Houston	7,108,000	9.5%	96.7%	452,000	1,066,000	8.4%	11.2%	27.7%	9.0%
San Antonio	4,899,000	7.1%	95.2%	391,000	911,000	9.9%	10.9%	18.5%	7.6%
Austin	1,756,000	3.6%	97.7%	106,000	274,000	11.7%	7.5%	17.7%	13.0%
Fort Worth	1,459,000	2.0%	89.3%	54,000	106,000	24.2%	20.1%	99.3%	63.6%
El Paso	1,126,000	1.4%	96.1%	50,000	279,000	0.6%	4.8%	53.3%	35.2%
	23,020,000	**34.8%**	**96.1%**	**1,413,000**	**3,639,000**	**9.5%**	**10.3%**	**42.6%**	**25.5%**
Florida									
Orlando	4,984,000	8.4%	98.1%	321,000	548,000	10.6%	13.5%	35.3%	24.6%
Tampa	4,656,000	7.4%	96.1%	878,000	877,000	9.8%	11.3%	30.8%	18.8%
Miami/Fort Lauderdale	2,034,000	4.2%	94.2%	343,000	267,000	2.0%	7.3%	9.4%	4.4%
Jacksonville	2,450,000	3.4%	96.4%	217,000	415,000	11.9%	14.7%	23.2%	15.6%
Fort Myers	996,000	1.8%	98.0%	-	141,000	5.6%	9.0%	70.4%	54.0%
	15,120,000	**25.2%**	**96.7%**	**1,759,000**	**2,248,000**	**8.8%**	**11.7%**	**29.0%**	**19.3%**
California									
San Francisco	2,463,000	5.4%	96.4%	533,000	239,000	8.8%	16.6%	N/A	N/A
Los Angeles [4]	2,146,000	4.6%	97.1%	250,000	1,012,000	5.8%	5.1%	47.7%	41.1%
San Diego	1,933,000	3.9%	94.7%	67,000	199,000	-7.2%	-0.8%	34.6%	19.1%
Sacramento	329,000	0.4%	87.6%	-	172,000	-20.7%	-31.9%	N/A	N/A
	6,871,000	**14.3%**	**95.7%**	**850,000**	**1,622,000**	**1.9%**	**6.0%**	**36.2%**	**21.7%**
Arizona									
Phoenix	3,518,000	6.5%	98.2%	141,000	1,054,000	11.7%	8.9%	64.3%	45.2%
Tucson	848,000	1.1%	100.0%	5,000	66,000	4.8%	5.3%	28.8%	3.0%
	4,366,000	**7.6%**	**98.6%**	**146,000**	**1,120,000**	**10.7%**	**8.4%**	**41.5%**	**17.1%**
Other Core									
Charlotte	4,200,000	5.7%	95.4%	235,000	793,000	16.3%	17.1%	33.8%	1.7%
Las Vegas	1,497,000	3.4%	100.0%	155,000	262,000	1.4%	3.5%	N/A	N/A
Atlanta	2,941,000	3.6%	92.7%	170,000	188,000	-3.6%	-2.3%	41.9%	30.9%
Denver	886,000	1.5%	100.0%	132,000	155,000	4.3%	2.5%	34.8%	20.0%
Greenville	1,102,000	1.3%	100.0%	165,000	157,000	0.5%	3.5%	N/A	N/A
	10,626,000	**15.5%**	**96.2%**	**857,000**	**1,555,000**	**5.6%**	**6.9%**	**35.3%**	**9.6%**
Total Core Markets	**60,003,000**	**97.4%**	**96.4%**	**5,025,000**	**10,184,000**	**7.6%**	**9.3%**	**36.9%**	**20.4%**
Total Other Markets	**1,898,000**	**2.6%**	**99.8%**	**60,000**	**146,000**	**4.7%**	**6.5%**	**18.0%**	**4.0%**
Total Operating Properties	**61,901,000**	**100.0%**	**96.5%**	**5,085,000**	**10,330,000**	**7.5%**	**9.2%**	**36.8%**	**20.3%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Rental Rate Change is reported for leases signed during the periods presented. Refer to full definition in the Glossary of REIT Terms.
(4) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q1 2026 Supplemental | Page 16

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through March 31, 2026
($ in thousands)
(Unaudited)

Year of Lease Expiration	Total Rentable Square Feet	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Available	2,180,000	$ -	0.0%
2026 - remainder of year	5,085,000	47,181	8.2%
2027	10,330,000	98,626	17.2%
2028	9,699,000	95,155	16.6%
2029	8,978,000	88,228	15.4%
2030	8,791,000	84,278	14.7%
2031	6,379,000	61,712	10.8%
2032	3,086,000	26,067	4.6%
2033	2,944,000	27,670	4.8%
2034	1,323,000	12,886	2.2%
2035 and beyond	3,106,000	31,223	5.5%
TOTAL	61,901,000	$ 573,026	100.0%

Q1 2026 Supplemental | Page 17

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2026
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
					1.2%	1.5%
2	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	Phoenix, AZ	41,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
3	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	108,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.7%	0.7%
4	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.6%
5	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	41,000		
					0.6%	0.6%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.5%	0.6%
7	**Leviat**	1	San Antonio, TX	264,000		
		1	Tampa, FL	48,000		
					0.5%	0.5%
8	**S.P. Richards Co.**	1	Orlando, FL	404,000	0.7%	0.5%
9	**The Chamberlain Group**	2	Tucson, AZ	350,000	0.6%	0.5%
10	**Novolex**	1	Los Angeles, CA	286,000	0.5%	0.5%
		29		4,010,000	6.5%	6.7%

[1] Calculation: Customer Annualized Base Rent as of 3/31/26 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Q1 2026 Supplemental | Page 18

Q1 2026 Supplemental | Page 19 Debt and Equity Market Capitalization March 31, 2026 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity October 10, 2026 1.98% 100,000$ December 15, 2026 3.75% 40,000 March 25, 2027 1.70% 100,000 August 31, 2027 3.89% 75,000 Year 2028 3.04% 160,000 Year 2029 3.88% 155,000 Year 2030 3.83% 300,000 Year 2031 and beyond 3.63% 685,000 Total unsecured debt (fixed rate) (1) 3.43% 1,615,000 4.1 Unsecured bank credit facilities (variable rate) $50MM Line - 4.405% - matures 7/31/2028 - $625MM Line - 4.403% - matures 7/31/2028 - Total carrying amount of debt 1,615,000 Total unamortized debt issuance costs (6,044) Total debt, net of unamortized debt issuance costs 1,608,956$ Equity market capitalization Shares outstanding - common 53,755,161 Price per share at quarter end 185.09$ Total equity market capitalization 9,949,543$ Total market capitalization (debt and equity) (2) 11,564,543$ Total debt / total market capitalization (2) 14.0% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

Q1 2026 Supplemental | Page 20 Continuous Common Equity Program ($ in thousands, except per share data) (Unaudited) Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) 1st Quarter 2026: Total shares issued and proceeds received 365,620 191.46$ 70,000$ (2) Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) Forward Shares Agreements Outstanding at 12/31/2025 - -$ -$ 1st Quarter 2026: New forward sale agreements 252,136 196.16 49,459 Forward shares issued and proceeds received - - - Forward Shares Agreements Outstanding at 3/31/2026 252,136 196.16$ 49,459$ Gross Sales Price (In thousands) Total Gross Sales Price Authorized for Issuance on 12/5/2025 1,000,000$ Amount settled from 12/6/2025 through 4/21/2026 (70,000) Amount of outstanding forward equity sale agreements as of 4/21/2026 (49,459) (3) Remaining Capacity for Issuance as of 4/21/2026 880,541$ DIRECT COMMON STOCK ISSUANCE ACTIVITY (3) Available through forward equity sale agreements before the applicable settlement periods expire in March 2027. FORWARD EQUITY SALE AGREEMENTS ACTIVITY (2) Gross proceeds received under the Company's continuous equity offering from 1/1/2026 through 4/21/2026 were $70,000. (1) During the three months ended March 31, 2026, the Company recognized offering-related costs for direct issuances and forward agreements of $1,110, which is not deducted from proceeds above. SALES AGENCY FINANCING AGREEMENTS

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios
($ in thousands)
(Unaudited)

	Quarter Ended March 31, 2026 [1]	Years Ended December 31, [2] 2025	2024	2023	2022	2021
Debt	$ 1,608,956	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre*	134,346	506,427	447,186	401,335	337,536	278,959
DEBT-TO-EBITDAre RATIO*	**3.0**	**3.2**	**3.4**	**4.2**	**5.5**	**5.2**
Debt	$ 1,608,956	$ 1,627,275	1,503,562	1,674,827	1,861,744	1,451,778
Subtract development and value-add properties in lease-up or under construction	(321,293)	(338,583)	(424,068)	(374,924)	(324,831)	(376,611)
Adjusted Debt*	$ 1,287,663	$ 1,288,692	1,079,494	1,299,903	1,536,913	1,075,167
EBITDAre*	$ 134,346	$ 506,427	447,186	401,335	337,536	278,959
Adjust for acquisitions as if owned for entire period [3]	315	6,406	26,514	5,490	6,900	4,213
Adjust for development and value-add properties in lease-up or under construction [3]	(731)	(1,076)	(1,558)	(1,909)	(857)	(700)
Adjust for properties sold during the period [3]	(269)	(40)	(177)	(2,001)	(235)	(1,517)
Pro Forma EBITDAre*	$ 133,661	$ 511,717	471,965	402,915	343,344	280,955
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.4**	**2.5**	**2.3**	**3.2**	**4.5**	**3.8**

(1) Quarterly calculations annualize EBITDAre for the quarter.
(2) Yearly calculations use EBITDAre for the 12-month period.
(3) PNOI on a Straight-Line Basis.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Q1 2026 Supplemental | Page 21

Q1 2026 Supplemental | Page 22 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended March 31, 2026 Quarterly property net operating income (PNOI) (Straight-Line Basis) 140,020$ Stabilized occupancy adjustment (97.0% occupancy) 1,689 (1) Development and value-add projects adjustment (100% occupancy) 10,454 (2) Adjust for acquisitions as if owned for entire period 275 (3) Remove PNOI for properties sold during the period (269) (4) Straight-line rent income adjustment (3,175) Market rent amortization - acquired leases (1,576) Adjusted PNOI (Cash Basis) 147,418$ x 4 Annualized PNOI (Cash Basis) 589,674$ March 31, 2026 Cash and cash equivalents 31,358$ Company's share of unconsolidated investment assets, net of non-cash assets 170 Other assets, net of non-cash assets 25,993 Prospective development (primarily land) - cumulative costs incurred 377,119 Total Other Assets 434,640$ Liabilities, net of non-cash liabilities 1,851,549$ Projected costs remaining on current development pipeline 194,490 (5) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 57 Total Liabilities 2,046,096$ Shares Outstanding 53,755 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (5) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter. (3) Adjustment reflects the PNOI (cash basis) for real estate properties acquired during the quarter as if owned for the entire period. See page 13 for a complete list of acquisitions during the quarter. (4) Adjustment reflects the PNOI (cash basis) for real estate properties sold during the quarter. See page 13 for a complete list of dispositions during the quarter.

EASTGROUP PROPERTIES

Outlook for 2026
(Unaudited)

	Low Range		High Range	
	Q2 2026	Y/E 2026	Q2 2026	Y/E 2026
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 66,801	303,997	71,101	314,741
Depreciation and amortization	56,641	228,812	56,641	228,812
Gain on sales of real estate investments and non-operating real estate	—	(24,885)	—	(24,885)
Funds from operations attributable to common stockholders*	$ 123,442	507,924	127,742	518,668
Weighted average shares outstanding — Diluted	53,743	53,717	53,743	53,717
Per share data (diluted):				
Net income attributable to common stockholders	$ 1.24	5.66	1.32	5.86
Funds from operations attributable to common stockholders	2.30	9.46	2.38	9.66

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2026	Initial Guidance for Year 2026	Actual for Year 2025
FFO per share	$9.46 - $9.66	$9.40 - $9.60	$8.98
FFO per share increase over prior year	6.5%	5.8%	7.5%
FFO per share,excluding gain on involuntary conversion and business interruption claims	$9.42 - $9.62	$9.40 - $9.60	$8.95
FFO per share increase over prior year, excluding gain on involuntary conversion and business interruption claims	6.4%	6.1%	7.7%
Same PNOI growth: cash basis [1]	5.7% - 6.7% [2]	5.6% - 6.6% [2]	6.7%
Average month-end occupancy — Operating portfolio	95.0% - 96.0%[3]	95.0% - 96.0%	95.9%
Average month-end occupancy — Same property pool	95.9% - 96.9%[2]	95.8% - 96.8%[2]	96.5%
Development starts:			
Square feet	1.8 million	1.7 million	1.4 million
Projected total investment	$265 million	$250 million	$179 million
Operating property acquisitions	$160 million	$160 million	$143 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$75 million	$70 million	$4 million
Gross capital proceeds [4]	$300 million	$300 million	$517 million
General and administrative expense	$26.3 million	$27.0 million	$24.0 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/25 and are projected to be in the operating portfolio through 12/31/26; includes 58,269,000 square feet.

(3) Represents estimated average month-end occupancy from January-December 2026. Average month-end occupancy for April-June 2026 is estimated to be between 94.6%-95.6%.

(4) Gross capital proceeds includes proceeds raised from external sources, such as new long-term debt or equity issuances; excludes borrowings on the unsecured bank credit facilities.

Q1 2026 Supplemental | Page 23

Q1 2026 Supplemental | Page 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO, Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period.

Q1 2026 Supplemental | Page 25 Glossary of REIT Terms Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: • Cash Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent, discounts, or premiums are in the lease terms, then the first full rent value is used. • Straight-Line Basis - Rental rate changes are calculated as the difference, weighted by square feet, of the average rent over the life of the new lease and the average rent over the life of the former lease, for leases signed during the reporting period. • Rent amounts exclude amortization of market rent intangibles for acquired leases, hold over rent, and base stop amounts. These calculations exclude leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2025 through March 31, 2026. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI, Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI, Excluding Income from Lease Terminations, on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.